                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 1, 1997


                           RURAL CELLULAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-27416                                   41-1693295
--------------------------------------------------------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

              3905 Dakota Street S.W., Alexandria, Minnesota 56308
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone number, Including Area Code:  (320) 762-2000
                                                    ----------------------------

--------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

     Item 2.  Acquisition or Disposition of Assets.

     Effective May 1, 1997, the Registrant consummated the previously announced acquisition of the Maine wireless telephone operations and related assets of Unity Cellular Systems, Inc. ("Unicel") and related cellular and microwave licenses from InterCel Licenses, Inc. Unicel and InterCel Licenses, Inc. are wholly owned subsidiaries of InterCel, Inc. The Registrant will operate the Maine operations through a wholly owned subsidiary known as MRCC, Inc.

     The acquired cellular licenses cover the Bangor, Maine MSA and Maine RSA 3 (which includes Augusta, the state capitol). In addition, the Registrant acquired Unicel's 51% interest in Northern Maine Cellular Partnership, which holds a cellular license for Maine RSA 2.

     As consideration for the acquisition, the Registrant paid approximately $77 million in cash. These funds were borrowed under a reducing revolving credit facility with a group of banks headed by T. D. Securities (USA), Inc., formerly known as The Toronto-Dominion Bank. The consideration was determined in arm's-length negotiations among InterCel, Inc., Unicel, InterCel Licenses, Inc., and the Registrant and was determined to be fair and reasonable by the Registrant's Board of Directors. The Registrant had no affiliation with Unicel prior to negotiations regarding the acquisition, although the two entities did have agreements regarding service on "roaming" traffic in their respective service areas.

     The Company also acquired the remaining 49% interest in Northern Maine Cellular Partnership ("Northern Maine") held by an affiliate of Bell Atlantic NYNEX Mobile, Inc. ("BANM") for $7,357,350. This price was negotiated by the Registrant and BANM and determined to be fair and reasonable by the Registrant's Board of Directors. Funds for this purchase were also provided under the credit facility. Prior to the acquisition, the Registrant had no affiliation with Northern Maine or BANM except for agreements between the Registrant and BANM covering service on "roaming" traffic within their respective service areas.

     Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               The Registrant intends to file the required financial statements for Unicel and Northern Maine within the period provided for under Item 7(a)(4) of Form 8-K.

          (b)  Proforma Financial Information.

               The Registrant intends to file the required proforma financial information within the period provided for under Item 7(a)(4) of Form 8-K.

          (c)  Exhibits.

               2.1 Asset Purchase Agreement dated December 23, 1996 by and among the Registrant, Unicel, InterCel Licenses, Inc. and InterCel, Inc. (filed as an exhibit to Report on Form 8-K dated December 23, 1996 and incorporated by reference herein)

               2.2 Partnership Interest Purchase Agreement dated April 18, 1997 by and between Cellco Partnership dba Bell Atlantic NYNEX Mobile and MRCC, Inc.

                10 Loan Agreement dated May 1, 1997 among the Registrant and The Toronto-Dominion Bank, BankBoston, N.A., St. Paul Bank for Cooperatives, CoBank, Fleet National Bank, First National Bank of Maryland, Societe Generale, New York Branch, and Merita Bank Ltd New York Branch (the "Banks"), BankBoston, N.A. and St. Paul Bank for Cooperatives
                    (the "Co-Agents"), and Toronto Dominion (Texas), Inc.
                    (the "Administrative Agent")

               *23  Consent of Arthur Andersen LLP

*To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RURAL CELLULAR CORPORATION



                                   By  /s/ Richard P. Ekstrand
                                     ---------------------------------------
                                   Richard P. Ekstrand
                                   Its President and Chief Executive Officer

Dated:  May 14, 1997